Related Party Transactions	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
Related Party Transactions
22
. RELATED PARTY TRANSACTIONS
Lease support arrangements, known in Korea as Jeonse, were in place for certain Korean employees, primarily executive officers. These arrangements, in place from 2007 to 2019, consisted of a program which the Company facilitated housing arrangements by depositing funds with lessors who are either third parties, employees or relatives of the employees. Such funds would serve to establish the leasehold interest for the employees. When such arrangements were finished, the Company received the deposited funds back in full. The deposited amount of these arrangements for such employees was US$1.5 million and nil as of December 31, 2018, and 2019, respectively.

These arrangements ended in 2019 with the divestiture of FCI.